UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Dividend Growth Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Growth stocks and large-cap stocks generated the most gains versus value stocks and small- and mid-cap stocks in a volatile year for equities. Due primarily to a collapse in commodity prices, corporate profit growth stalled after years of solid earnings results. The economy was largely good for consumers as low energy prices and rising consumer confidence buoyed discretionary spending on big ticket items such as automobiles. On the other hand, the industrials and business services, energy, and materials sectors were hit hard by low commodity prices and slackening demand as well as a strong dollar. China experienced a slowdown, which depressed stocks in both developed and emerging markets. Europe, Japan, China, and the U.S. all used monetary policies to strengthen their economies.

Against this backdrop, the fund returned 1.00% and 2.36% for the 6- and 12-month periods ended December 31, 2015. (Results for the Advisor Class shares were slightly lower, reflecting a higher expense ratio.) Your fund outperformed its primary benchmark, the S&P 500 Index, and its Lipper peer group average during both periods due to stock selection and sector allocation decisions.

The fund’s Board of Directors declared a fourth-quarter dividend of $0.14 per share ($0.11 per share for the fund’s Advisor Class) on December 10, 2015. Year-to-date dividend distributions for 2015 total $0.61 per share ($0.51 per share for the fund’s Advisor Class). The fourth-quarter dividend was paid on December 14, 2015. Shareholders should have received a check or statement reflecting the most recent distribution.

MARKET AND ECONOMIC REVIEW

The U.S. economy is on track to grow at an annualized rate of about 2% in 2015. The labor market showed steady improvement, with modest real wage gains. Growth in consumer spending and business investments outside the hard-hit energy and commodities sectors, improved. On the other hand, many other economies grew at a slower pace than the U.S.

The U.S. stock market ended the year largely where it began after a turbulent 2015 for the S&P 500 Index. The index reached a record high in May but by August had lost over 11% in an eight-day period amid concerns about a global slowdown prompted by a surprise devaluation of the yuan and other negative economic data in China. The third quarter of the year saw equities claw back from some of the earlier losses, only to be weighed down again by renewed weakness in oil and commodity prices in the fourth quarter. By the close of 2015, most of the major indexes finished at least 4% off of their peaks earlier in the year.

The driving force in the equity markets was due mainly to only a few names that masked the weakness in the majority of stocks. The top ten stocks in the S&P 500 gained an average of 14% by the end of the year, while the remaining 490 stocks ended the year down an average of 6%. Growth stocks outperformed value stocks during the year. Large-caps outperformed small- and mid-cap stocks. The narrowness of the market gains is not a healthy sign and is generally driven by weakness in the economy and a scarcity of growth. Performance of the “FANG” stocks as they are known, Facebook, Amazon.com, Netflix, and Google (currently called Alphabet), best illustrate the situation in 2015. Investors’ typical behavior is to chase the stocks that have momentum while selling those that underperform. It is a vicious cycle and a painful process but ultimately reverses and creates opportunities to buy quality businesses at attractive valuations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

It was a record year for mergers and acquisitions (M&A). U.S. large-cap M&A, led by the health care and technology, with both sectors participating as buyers and sellers. It was also a record year for share repurchases. According to FactSet, the S&P 500 reached a 15-year high in share buybacks, totaling $582 billion in 2015, far above the $339 billion average since 2000.

This was another strong year for dividends. The S&P 500 posted a total return of 1.4%, including a dividend yield of 2.1%. Strip out the dividend yield and the return for investors holding stocks in the index fell to -0.7%. Companies in the index paid out 10% more in cash dividends in 2015 than in 2014, but the rate of growth is slowing.

Investors should expect further slowdown in overall dividend growth following years of healthy increases, a rise in the market payout ratio, and the carnage in the energy and commodities sectors. In January, oil prices dipped below $30. If oil stays at such low levels for an extended period, almost every energy company will likely cut dividends, and pressure will remain on those industries, such as industrials and business services, with significant exposure to commodities. In other sectors of the market, the dividend picture remains reasonably bright. The U.S. economy is growing at a slow, gradual pace, and dividends still have room to increase in more defensive industries such as consumer staples, health care, and utilities. The consumer discretionary sector, which benefits from lower oil prices, and the information technology sector also remain healthy. The vast majority of our holdings remain in a very strong financial position with healthy balance sheets and continue to generate strong free cash flow. Current economic data suggest that interest rates will remain low, and investors should find dividend-paying stocks, especially those with competitive yields and the ability to grow their payouts, attractive compared with low or negative inflation adjusted yields available on many fixed income investments.

PORTFOLIO PERFORMANCE AND STRATEGY

Our consumer staples stocks returned more than 10% in absolute terms in 2015. This sector benefited from its defensive and high-quality characteristics as investors sought safety. We do not expect to add much to staples, given that we do not see a lot of value remaining. However, the sectors will remain a safe haven in the current market volatility. Tobacco company Philip Morris International and PepsiCo, both in the top 15 of our largest holdings, were the top absolute contributors within the sector. Philip Morris has a favorable mix of brands, giving it pricing power in the branded cigarette market, which, in turn, helps to drive revenue. The company’s ability to diversify through its many brands is also a positive driver of growth. The stock has an attractive dividend yield that helps to mitigate downside risks. Philip Morris is also a leader in the development of a reduced risk product, which could have major implications for the tobacco sector in the future. PepsiCo has an attractive portfolio of brands and strong international diversification. It is expanding its footprint in emerging markets in a manner that we believe will continue to drive earnings growth and allow the company to continue to grow its solid dividend. PepsiCo has struggled with execution issues in the past, though management appears focused on turning the company around to improve scale and reinvest in its core business. Both Nestlé and global alcohol beverage maker Diageo were detractors in the segment.

Health care performed well, returning more than 8% for the year, due mostly to stock selection and, secondarily, our overweight position. In percentage terms, the allocation of the fund concentrated in health care stocks grew—mostly due to appreciation—modestly in 2015 compared to 2014. Health care, which has done well for the fund for five years, is one of the most attractive of the traditionally defensive sectors. We remain generally constructive on the sector given its combination of healthy fundamentals and reasonable valuation, but we are on the lookout for potential headwinds. In election years, the sector tends to draw the attention of politicians, and recent calls for drug pricing controls have our attention. Consequently, we do not expect to add a lot to the sector.

Managed care provider UnitedHealth Group was our top absolute contributor within the sector. UnitedHealth has operated well within a concentrated market with high barriers to entry. The company’s strong earnings were largely driven by revenue growth in its primary insurance business and in its rapidly growing services subsidiary, Optum, which includes a pharmacy benefit manager and health care IT business. Another managed care holding, Cigna, soared on news of the merger with health plan provider Anthem. Medical device company Becton, Dickinson & Company and science research equipment seller Thermo Fisher Scientific, both top 10 holdings, are reasonably priced, generate strong cash flow, and have management teams that reinvest wisely. We are fans of the dental industry but were surprised by the merger of long-term holding Dentsply International with Sirona Dental. Our enthusiasm for the industry keeps us intrigued while we evaluate the long-term merger benefits. We trimmed our position in drug distributor McKesson after a good run of performance.

Financials remains one of our largest overweights relative to the S&P 500 and is the biggest sector in the portfolio. Our holdings in the capital markets, banks, and insurance industries, are significantly leveraged to an improving U.S. economy, a strengthening housing market, and modestly rising interest rates. Insurer Chubb Corp was acquired at a significant premium during the year, while commercial bank J.P. Morgan Chase turned in solid gains. American Express weighed heavily on performance. It was our second biggest detractor in the fund in 2015. We believe that the credit card issuer, buttressed by its well-known brand, has a reasonably strong growth runway, and we are willing to give it more time to overcome some setbacks, including its loss of a significant contract with retailing giant Costco. Our concern that its leading position in credit card rewards and ownership perks is being eroded by competitors, and will be closely monitored. We initiated a position in regional bank Fifth Third Bancorp, essentially swapping some of the fund’s investment out of Comerica. Our view is that Fifth Third has a strong value proposition. Additionally, we believe that the bank should benefit from its equity share in payment-processing firm Vantiv while Comerica has a concerning amount of energy exposure given its Texas presence.

Our industrials and business services holdings outperformed the benchmark index due to stock selection. We added to our already large position in GE, the biggest absolute contributor to the portfolio in 2015. We had not owned GE for many years, but our interest in the company was piqued two years ago as we started to see change in the philosophy of the management following the decision to divest the financial services portion from the business. GE also has increased its cash dividends. Danaher, our second-largest holding in the portfolio, benefited from the purchase of air and water filter maker Pall in the third quarter as the merger provides the diversified industrial conglomerate with significant runway for expansion within filtration markets. Danaher also intends to split itself into two parts in 2016, which we think is a good move for shareholders.

Our consumer discretionary shares underperformed the benchmark. However, Home Depot was among our top contributors within the sector and our fifth-strongest contributor for the year. It is a well-managed company that has outperformed its competitors. Home Depot generates strong free cash flow, and has been repurchasing shares and compounding its dividend at attractive rates. Both media giant Time Warner and gaming company Wynn Resorts weighed heavily on performance. We eliminated Wynn Resorts, as revenues fell amid an ongoing anti-corruption campaign in China. We trimmed Time Warner as it is looking less attractive given its position as a more traditional media company with a concentration in the slower-growth television and cable businesses within the media landscape. The company has also been hurt by the accelerating rate in the number of cord-cutters in cable television. We added Hilton Worldwide Holdings in the second half of the year. The company recently initiated its first dividend and signaled likely increases in the future. We believe that shareholders will benefit from the company’s attractive assets and a savvy management team.

INVESTMENT OUTLOOK

The U.S. economy growth is tepid at best. A big question is whether it can sustain its recovery despite challenges. It is clear that segments of the economy that depend on commodities growth to fuel profits will continue to struggle. The industrial, commodity, and agriculture industries are in recession, and the strong dollar continues to be a headwind for U.S. multinationals. Until we get a clearer picture of how China will manage its own slowdown in economic growth, insight into when energy and materials sectors will regain their strength remains unclear. The health of a number of emerging markets is tied to strength in commodities, and economies such as in Brazil and Russia are struggling; Europe remains relatively weak. Finally, high yield spreads are widening, which suggests fears of credit deterioration. While the energy sector is exhibiting the most pressure, spreads are widening broadly across sectors. We expect that the uncertainty will continue to drive volatility for the short term. Despite the position of the U.S. Federal Reserve, we do not see justification for a path of steady interest rate increases over the near to medium term.

Following six years of strong stock market gains, it is not unusual or unexpected for the pace to weaken, particularly given the challenges outlined above. The good news is corrections can create opportunity. There are a number of companies we have monitored for years, but we have not been provided an attractive opportunity to purchase. As one would expect, most of the “value” would appear to be in the industrial and commodity areas of the market. While we haven’t made significant moves, some are starting to draw our interest.

Importantly, we remain confident that dividend growers are well positioned. Careful bottom-up research of fundamental factors, such as earnings growth and cash flow, are central to our investment approach. We remain committed to employing rigorous analysis to identify high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income for our shareholders.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
GE	2.8%
Danaher	2.5
Microsoft	2.5
Pfizer	2.5
Visa	2.3
PepsiCo	2.2
J.P. Morgan Chase	2.1
UnitedHealth Group	2.1
Becton, Dickinson & Company	2.0
Thermo Fisher Scientific	1.9
Roper Technologies	1.7
Comcast	1.7
Crown Castle International	1.6
Medtronic	1.5
Philip Morris International	1.5
Home Depot	1.5
Bank of New York Mellon	1.5
McKesson	1.4
Wells Fargo	1.4
Accenture	1.4
Chubb Corp	1.4
Marsh & McLennan	1.3
Ross Stores	1.3
Edison International	1.2
Merck	1.2
Total	44.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.0%		
CONSUMER DISCRETIONARY 13.9%		
Auto Components 0.7%		
Johnson Controls	816,700	32,252
		32,252
Hotels, Restaurants & Leisure 2.8%		
Carnival	611,000	33,287
Hilton Worldwide Holdings	1,065,800	22,808
Marriott, Class A	342,391	22,954
McDonald's	203,100	23,994
MGM Resorts International (1)	1,074,900	24,422
		127,465
Leisure Products 0.6%		
Mattel	1,060,800	28,822
		28,822
Media 4.5%		
Comcast, Class A	1,423,100	80,306
Omnicom	695,200	52,599
Time Warner	334,566	21,636
Walt Disney	505,100	53,076
		207,617
Multiline Retail 0.7%		
Dollar General	471,800	33,908
		33,908
Specialty Retail 4.1%		
Home Depot	538,300	71,190
L Brands	402,800	38,596
Ross Stores	1,098,700	59,121
TSC	264,700	22,632
		191,539

Textiles, Apparel & Luxury Goods 0.5%		
Nike, Class B	394,800	24,675
		24,675
Total Consumer Discretionary		646,278
CONSUMER STAPLES 9.9%		
Beverages 3.3%		
Coca-Cola	397,200	17,064
Diageo (GBP)	1,346,841	36,729
PepsiCo	1,008,700	100,789
		154,582
Food & Staples Retailing 1.7%		
Costco Wholesale	146,300	23,628
Walgreens Boots Alliance	662,700	56,432
		80,060
Food Products 2.7%		
General Mills	539,000	31,079
McCormick	217,400	18,601
Mondelez International	924,800	41,468
Nestle (CHF)	454,989	33,725
		124,873
Household Products 0.6%		
Colgate-Palmolive	252,300	16,808
Procter & Gamble	156,300	12,412
		29,220
Tobacco 1.6%		
Philip Morris International	811,500	71,339
		71,339
Total Consumer Staples		460,074

Consumer Finance 0.8%		
American Express	560,000	38,948
		38,948
Diversified Financial Services 0.5%		
McGraw Hill Financial	235,100	23,176
		23,176
Insurance 4.9%		
Aon	580,500	53,528
Chubb	489,900	64,980
Marsh & McLennan	1,132,500	62,797
XL Group	1,136,700	44,536
		225,841
Real Estate Investment Trusts 3.7%		
American Tower, REIT	427,100	41,407
Crown Castle International, REIT	845,000	73,050
General Growth Properties, REIT	1,522,200	41,419
Iron Mountain, REIT	628,155	16,967
		172,843
Total Financials		908,533
HEALTH CARE 18.4%		
Health Care Equipment & Supplies 5.5%		
Becton, Dickinson & Company	591,600	91,160
DENTSPLY International	921,600	56,079
Medtronic	938,378	72,180
Stryker	427,900	39,769
		259,188
Health Care Providers & Services 4.6%		
AmerisourceBergen	227,700	23,615
Cigna	183,450	26,844

McKesson	337,600	66,585
UnitedHealth Group	824,900	97,041
		214,085
Life Sciences Tools & Services 2.9%		
Agilent Technologies	1,059,300	44,289
Thermo Fisher Scientific	627,800	89,054
		133,343
Pharmaceuticals 5.4%		
Johnson & Johnson	425,600	43,718
Merck	1,091,000	57,627
Pfizer	3,545,800	114,458
Zoetis	791,200	37,914
		253,717
Total Health Care		860,333
INDUSTRIALS & BUSINESS SERVICES 13.3%		
Aerospace & Defense 1.0%		
Rockwell Collins	222,100	20,500
United Technologies	282,900	27,178
		47,678
Air Freight & Logistics 0.9%		
C.H. Robinson Worldwide	158,200	9,811
UPS, Class B	328,700	31,631
		41,442
Commercial Services & Supplies 1.2%		
Tyco International	1,689,400	53,875
		53,875
Industrial Conglomerates 7.0%		
Danaher	1,239,800	115,153

GE	4,228,300	131,712
Roper Technologies	426,100	80,869
		327,734
Machinery 1.7%		
Flowserve	535,300	22,525
Illinois Tool Works	500,600	46,396
Stanley Black & Decker	117,400	12,530
		81,451
Professional Services 0.9%		
Equifax	375,300	41,797
		41,797
Road & Rail 0.6%		
Norfolk Southern	89,100	7,537
Union Pacific	241,500	18,885
		26,422
Total Industrials & Business Services		620,399
INFORMATION TECHNOLOGY 11.9%		
Communications Equipment 0.5%		
Cisco Systems	799,600	21,713
		21,713
Electronic Equipment, Instruments & Components 0.6%		
TE Connectivity	452,300	29,223
		29,223
IT Services 5.5%		
Accenture, Class A	622,100	65,009
Automatic Data Processing	647,100	54,822
Fidelity National Information	469,500	28,452

Visa, Class A	1,398,400	108,446
		256,729
Semiconductor & Semiconductor Equipment 2.0%		
Microchip Technology (2)	365,500	17,010
Texas Instruments	1,017,800	55,786
Xilinx	452,600	21,259
		94,055
Software 2.4%		
Microsoft	2,065,100	114,572
		114,572
Technology Hardware, Storage & Peripherals 0.9%		
Apple	384,900	40,514
		40,514
Total Information Technology		556,806
MATERIALS 3.0%		
Chemicals 3.0%		
Airgas	135,600	18,756
Ashland	189,000	19,410
Ecolab	235,000	26,879
Praxair	158,800	16,261
RPM	1,019,000	44,897
Sherwin-Williams	58,700	15,239
Total Materials		141,442
UTILITIES 3.6%		
Electric Utilities 1.9%		
Edison International	976,100	57,795
FirstEnergy	1,012,500	32,127
		89,922

Gas Utilities 1.0%		
Atmos Energy (2)	706,700	44,550
		44,550
Multi-Utilities 0.7%		
DTE Energy	162,000	12,991
Sempra Energy	63,400	5,960
Wec Energy	269,300	13,818
		32,769
Total Utilities		167,241
Total Common Stocks (Cost $3,046,899)		4,526,267
SHORT-TERM INVESTMENTS 4.0%		
Money Market Funds 4.0%		
T. Rowe Price Reserve Investment Fund, 0.22% (3)(4)	186,248,309	186,248
Total Short-Term Investments (Cost $186,248)		186,248
SECURITIES LENDING COLLATERAL 0.1%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%		
Money Market Funds 0.1%		
T. Rowe Price Short-Term Reserve Fund, 0.32% (3)(4)	375,559	3,756
Total Investments through Securities Lending Program with State Street Bank and Trust Company		3,756
Total Securities Lending Collateral (Cost $3,756)		3,756
Total Investments in Securities 101.1% of Net Assets (Cost $3,236,903)		**$ 4,716,271**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,236,903)	$ 4,716,271
Receivable for shares sold	12,703
Dividends receivable	9,313
Cash	131
Other assets	508
Total assets	4,738,926
Liabilities	
Payable for shares redeemed	65,641
Obligation to return securities lending collateral	3,756
Investment management fees payable	1,982
Due to affiliates	177
Other liabilities	712
Total liabilities	72,268
NET ASSETS	$ 4,666,658
Net Assets Consist of:	
Undistributed net investment income	$ 1,575
Accumulated undistributed net realized gain	8,666
Net unrealized gain	1,479,332
Paid-in capital applicable to 135,916,931 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	3,177,085
NET ASSETS	$ 4,666,658
NET ASSET VALUE PER SHARE	
Investor Class	
($4,437,116,648 / 129,226,504 shares outstanding)	$ 34.34
Advisor Class	
($229,290,641 / 6,683,125 shares outstanding)	$ 34.31
I Class	
($250,702 / 7,302 shares outstanding)	$ 34.34

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/15
Investment Income (Loss)		
Income		
Dividend		$ 109,996
Securities lending		45
Total income		110,041
Expenses		
Investment management		23,129
Shareholder servicing		
Investor Class	$ 6,064	
Advisor Class	372	6,436
Rule 12b-1 fees		
Advisor Class		604
Prospectus and shareholder reports		
Investor Class	279	
Advisor Class	16	295
Custody and accounting		244
Registration		160
Legal and audit		42
Directors		21
Miscellaneous		19
Total expenses		30,950
Net investment income		79,091
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		276,905
Foreign currency transactions		(49)
Net realized gain		276,856
Change in net unrealized gain / loss		
Securities		(249,543)
Other assets and liabilities denominated in foreign currencies		(13)
Change in net unrealized gain / loss		(249,556)
Net realized and unrealized gain / loss		27,300
INCREASE IN NET ASSETS FROM OPERATIONS		$ 106,391

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 79,091	$ 55,802
Net realized gain	276,856	165,737
Change in net unrealized gain / loss	(249,556)	280,177
Increase in net assets from operations	106,391	501,716
Distributions to shareholders		
Net investment income		
Investor Class	(74,849)	(53,719)
Advisor Class	(3,384)	(2,627)
Net realized gain		
Investor Class	(246,142)	(132,003)
Advisor Class	(12,499)	(8,017)
Decrease in net assets from distributions	(336,874)	(196,366)
Capital share transactions*		
Shares sold		
Investor Class	875,617	809,216
Advisor Class	56,971	33,822
I Class	250	–
Distributions reinvested		
Investor Class	278,667	163,782
Advisor Class	15,882	10,641
Shares redeemed		
Investor Class	(858,199)	(723,875)
Advisor Class	(90,445)	(56,995)
Increase in net assets from capital share transactions	278,743	236,591
Net Assets		
Increase during period	48,260	541,941
Beginning of period	4,618,398	4,076,457
End of period	**$ 4,666,658**	**$ 4,618,398**
Undistributed net investment income	1,575	717

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks. The fund has three classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992; the Dividend Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005; and the Dividend Growth Fund–I Class (I Class), offered since December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument.

Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $3,587,000; the value of cash collateral and related investments was $3,756,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,157,142,000 and $1,099,602,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $93,000 for Price Associates; $1,203,000 for T. Rowe Price Services, Inc.; and $505,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 7,302 shares of the I Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$2,416,000 from short-term capital gains,
●	$283,026,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $79,045,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $79,045,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education
(2010 to present); Research Associate, National Bureau of
Economic Research’s Labor Studies Program (2011 to present);
Member, President’s Council of Economic Advisers (2009 to 2011);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Dividend Growth Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, summer intern, T. Rowe
Price (to 2011)

James H. Friedland (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Internet Analyst
and Managing Director, Cowen and Company
(to 2012)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016